FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    March 20, 2003
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                            GREATER COMMUNITY BANCORP
                            -------------------------

             (Exact name of registrant as specified in its charter)





    NEW JERSEY                    01-14294                  22-2545165
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(State of other                 (Commission                   (IRS Employer
 jurisdiction of                  File No.)                Identification No.)
 incorporation)


         55 UNION BOULEVARD, TOTOWA, NJ                                07512
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(Address of principal executive offices)                             (Zip Code)




Registrant's telephone number, including area code: 973-942-1111
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          (Former name or former address, if changed since last report)







Item 5.  Other Events and Regulation FD Disclosure


The Board of Directors of Greater Community Bancorp declared a first quarter cash dividend of $0.10 per share on its common stock, payable April 30, 2003, to shareholders of record as of April 15, 2003.

Item 7.  Financial Statements and Exhibits.

          (c) Exhibits. The following exhibit is being filed with this Report and is attached hereto:

          99.1 Press Release issued March 19, 2003 relating to the announcement of $.10 per share cash dividend on company's outstanding common stock.





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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                  GREATER COMMUNITY BANCORP
                                                  (Registrant)




Date: March 20, 2003                              /s/ Naqi A. Naqvi
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                                                  (Signature)
                                                  NAQI A. NAQVI
                                                  TREASURER AND CFO
                                                  PRINCIPAL ACCOUNTING OFFICER